UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2006
RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 515-5000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     RSA Security Inc. is filing this current report on Form 8-K for the purpose of furnishing to the Securities and Exchange Commission its presentation entitled RSA Security’s Third Annual Investor Day, dated February 2006, attached to this report as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
          See the Exhibit Index attached to this Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc.
(Registrant)

Date: February 13, 2006	By:	/s/ Arthur W. Coviello, Jr.
Arthur W. Coviello, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of RSA Security Inc. entitled RSA Security’s Third Annual Investor Day, dated February 2006.